UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 19, 2003

THE GOLDFIELD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7525	88-0031580
(Commission File Number)	(I.R.S. Employer Identification No.)

(321) 724-1700
(Registrant's Telephone Number, Including Area Code)

100 Rialto Place, Suite 500, Melbourne, Florida	32901
(Address of Principal Executive Offices)	(Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure

On August 19, 2003, The Goldfield Corporation issued a press release with respect to recent developments in the energy infrastructure industry.  A copy of the press release is furnished herewith as Exhibit 99-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GOLDFIELD CORPORATION

By: /s/ John H. Sottile
Name: John H. Sottile
Title: Chairman of the Board of Directors, President and Chief Executive Officer

Dated:  August 19, 2003

INDEX TO EXHIBITS

Number      Description

99-1        Press Release dated August 19, 2003.